Exhibit 2.2

                      AMENDMENT TO ASSET PURCHASE AGREEMENT


     THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Amendment") is made and entered into as of March 26, 1999 by and among Perfect Fit Glove Co., Inc., a New York corporation ("PFG"), SCHAS Circular Industries, Inc., a North Carolina corporation ("SCHAS"), X-Pert Industrial Products Limited, a New York
corporation ("X-Pert"), Perfect Industrial Products, Inc., a New York corporation ("PIP"), Yadkin Leasing Company, Inc., a North Carolina corporation ("Yadkin"), Frank A. Stucke, an individual residing in West Seneca, New York ("Stucke"), Joseph P. Hoerner, an individual residing in Orchard Park, New York ("Hoerner"), and Edward Mesanovic, an individual residing in Tonawanda, New York ("Mesanovic") (PFG, SCHAS, X-Pert, PIP, Yadkin, Stucke, Hoerner and Mesanovic collectively referred to herein as "Selling Group") and Bacou USA Safety, Inc., a Delaware corporation ("Bacou Safety"), Bacou USA Transaction, Inc., a Delaware corporation ("Bacou Transaction") and Bacou USA Acquisition Corp., a Delaware corporation (Bacou Transaction and Bacou Acquisition sometimes collectively referred to herein as "Purchaser").

     WHEREAS, Selling Group and Bacou Safety entered into an Asset Purchase Agreement dated as of February 24, 1999 (the "Purchase Agreement") according to which Selling Group agreed to sell substantially all of its assets to Bacou Safety and Bacou Safety agreed to assume substantially all of the liabilities of Selling Group and to pay other consideration as set forth in the Purchase Agreement; and

     WHEREAS, the parties desire to amend the Purchase Agreement to provide that Bacou Transaction and Bacou Acquisition serve as Purchaser in place of Bacou Safety and to make other changes thereto, as set forth herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Bacou Transaction and Bacou Acquisition shall be defined as the Purchaser in the Purchase Agreement in place of Bacou Safety.

     2. Bacou Transaction shall purchase substantially all of the assets and assume substantially all of the liabilities of SCHAS and Yadkin pursuant to the Purchase Agreement.

     3. Bacou Acquisition shall purchase substantially all of the assets and assume substantially all of the liabilities of PFG, X-Pert and PIP pursuant to the Purchase Agreement.

     4. The parties hereto shall enter into an Assignment and Assumption Agreement, the form of which is attached hereto as Exhibit A, to effectuate the assignment and assumption transaction contemplated herein.

     5. Notwithstanding the assignment and assumption transaction contemplated herein, Bacou Safety shall remain liable for any and all of its obligations under the Purchase Agreement.

     6. Such other minor and technical amendments to the Purchase Agreement as set forth on Exhibit B hereto are hereby agreed to by the parties.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Asset Purchase Agreement to be executed by its duly authorized representative as of the day and year first above written.


                                             SELLING GROUP:

                                             PERFECT FIT GLOVE CO., INC.


                                             By: /s/  Joseph P. Hoerner
                                                 -------------------------------
                                                 Joseph P. Hoerner, President

                                             By: /s/  Frank A. Stucke
                                                 -------------------------------
                                                 Frank A. Stucke, Vice President


                                             SCHAS CIRCULAR INDUSTRIES, INC.


                                             By: /s/  Joseph P. Hoerner
                                                 -------------------------------
                                                 Joseph P. Hoerner, President


                                             By: /s/  Frank A. Stucke
                                                --------------------------------
                                                 Frank A. Stucke, Vice President


                                             X-PERT INDUSTRIAL PRODUCTS LIMITED


                                             By: /s/  Frank A. Stucke
                                                 -------------------------------
                                                 Frank A. Stucke, President


                                             By: /s/  Joseph P. Hoerner
                                                 -------------------------------
                                                 Joseph P. Hoerner, Vice
                                                  President


                                             PERFECT INDUSTRIAL PRODUCTS, INC.


                                             By: /s/  Edward Mesanovic
                                                 -------------------------------
                                                 Edward Mesanovic, President and
                                                  Secretary


                                             YADKIN LEASING COMPANY, INC.


                                             By: /s/  Frank A. Stucke
                                                 -------------------------------
                                                 Frank A. Stucke, President


                                             By: /s/  Joseph P. Hoerner
                                                 -------------------------------
                                                 Joseph P. Hoerner, Vice
                                                  President


                                                 /s/  Frank A. Stucke
                                                 -------------------------------
                                                 Frank A. Stucke, Individually


                                                 /s/  Joseph P. Hoerner
                                                 -------------------------------
                                                 Joseph P. Hoerner, Individually


                                                 /s/  Edward Mesanovic
                                                 -------------------------------
                                                 Edward Mesanovic, Individually

                                             BACOU SAFETY:


                                             BACOU USA SAFETY, INC.


                                             By: /s/  Walter Stepan
                                                 -------------------------------
                                                 Walter Stepan, Chairman,
                                                   President and CEO


                                             By: /s/  Philip B. Barr
                                                --------------------------------
                                                 Philip B. Barr, Vice Chairman,
                                                  Secretary and Treasurer


                                             PURCHASER:


                                             BACOU USA TRANSACTION, INC.


                                             By: /s/  Walter Stepan
                                                 -------------------------------
                                                 Walter Stepan, Chairman and
                                                  President


                                             By: /s/  Philip B. Barr
                                                 -------------------------------
                                                 Philip B. Barr, Secretary and
                                                  Treasurer


                                             BACOU USA ACQUISITION CORP.


                                             By: /s/  Walter Stepan
                                                 -------------------------------
                                                 Walter Stepan, Chairman and
                                                  President


                                             By: /s/  Philip B. Barr
                                                 -------------------------------
                                                 Philip B. Barr, Secretary and
                                                  Treasurer